UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 12, 2020

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5300 West Cypress Street, Suite 100

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCI	NYSE

Item 1.01 Entry into a Material Definitive Agreement

On February 12, 2020, our wholly owned subsidiary, Homeowners Choice Property & Casualty Insurance Company, Inc. entered into a definitive policy replacement agreement with Anchor Property & Casualty Insurance Company under which Anchor will cancel all its policies as of April 1, 2020 and Homeowners Choice will offer to those policyholders short-term replacement policies having substantially the same terms and rates as the cancelled policies and expiring the same dates the cancelled policies would have expired had they not been cancelled. Anchor’s policyholders will be under no obligation to accept the replacement policies. Anchor will retain liability for policyholder claims arising from events occurring on or before March 31, 2020. Upon expiration of the replacement policies, Homeowners Choice will offer renewals to the policyholders at its own rates and terms. The agreement contains no purchase price for the transition of business to Homeowners Choice, but, to encourage a smooth transition, includes a payment based on the premium in force associated with the replacement polices remaining in force at June 1, 2020 (at the rate of $50,000 per $1,000,000 of premium in force).

Anchor is a Florida-based provider of homeowners insurance. Based on data provided by Anchor, Homeowners Choice estimates that at April 1, 2020, Anchor will have a maximum of 43,000 policies available for replacement representing a maximum of $69 million in annualized premium.

The foregoing summary of the contract provisions does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the policy replacement agreement.

Item 9.01 Exhibits

Exhibit 99.1	Policy Replacement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 14, 2020.

HCI GROUP, INC.

BY:	/s/ James Mark Harmsworth
Name:	James Mark Harmsworth
Title:	Chief Financial Officer

A signed original of this Form 8-K has been provided to HCI Group, Inc. and will be retained by HCI Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.